                                                                   Exhibit 10.54


                              AMENDED AND RESTATED
                            INTERCREDITOR AGREEMENT

         THIS AMENDED AND RESTATED INTERCREDITOR AGREEMENT, dated as of October 21, 2003 (this "Agreement"), is by and among SILICON VALLEY BANK ("SVB"), WARBURG PINCUS PRIVATE EQUITY VIII, L.P., as collateral agent for the Noteholders (as herein defined) (in such capacity, the "Collateral Agent"), PROXIM CORPORATION (the "Company") and PROXIM WIRELESS NETWORKS, INC., WIRELESSHOME CORPORATION and PROXIM INTERNATIONAL HOLDINGS, INC. (formerly Western Multiplex International Holdings, Inc.), each of which is a wholly-owned subsidiary of the Company (collectively the "Guaranteeing Subsidiaries").

                              W I T N E S S E T H:

         WHEREAS, reference is made to those certain SVB Agreements (as herein defined) pursuant to which the Company has granted a security interest in and lien on the SVB Parent Collateral (as herein defined) to SVB and to those certain SVB Subsidiary Agreements (as herein defined), pursuant to which the Guaranteeing Subsidiaries have guaranteed the obligations of the Company under the SVB Agreements and have granted security interests in and liens on the SVB Subsidiary Collateral (as herein defined);

         WHEREAS, reference is made to that certain Securities Purchase Agreement, dated as of July 22, 2003, as amended on September 4, 2003 (the "Original Purchase Agreement"), by and among the Company and the purchasers named therein (the "Purchasers"), pursuant to which the Company issued $30 million in aggregate principal amount of secured promissory notes (the "July 2003 Notes") to the Purchasers;

         WHEREAS, reference is made to that certain Pledge and Security Agreement, dated as of July 30, 2003 (the "Original Pledge and Security Agreement"), by and among the Company, the Collateral Agent and the Purchasers (for the purposes of agreeing to and accepting the provisions set forth in Article X and Article XI therein), pursuant to which the Company granted to the Collateral Agent a lien on and security interest in all of the Company's right, title and interest in, to and under the Collateral (as defined in the Original Pledge and Security Agreement);

         WHEREAS, reference is made to that certain Intercreditor Agreement, dated as of July 30, 2003, by and among SVB, the Collateral Agent and the Company (the "Original Intercreditor Agreement"), which governed the ranking and priority of the security interests and liens granted pursuant to the Original Pledge and Security Agreement;

         WHEREAS, reference is made to that certain Amended and Restated Securities Purchase Agreement, dated as of October 21, 2003 the ("Purchase Agreement"), by and among the Company and the Purchasers, pursuant to which, subject to the conditions set forth therein, (i) the parties thereto have agreed to amend and restate the July 2003 Notes (the July 2003 Notes as amended and restated, the "Amended Notes"), (ii) the Company has agreed to issue such Amended Notes upon execution of the Purchase Agreement and (iii) the parties thereto have agreed to the issuance of up to an additional $10 million in aggregate principal amount of secured promissory notes (the "New Notes" and, together with the Amended Notes, the "Notes") to the Purchasers (the Purchasers and the other holders from time to time of the New Notes being referred to herein collectively as the "New Noteholders");

         WHEREAS, pursuant to the Amended and Restated Pledge and Security Agreement, dated as of even date herewith (the "Amended Pledge and Security Agreement"), by and among the Company, the Collateral Agent and the Purchasers (for the purposes of agreeing to and accepting the provisions set forth in Article X and Article XI therein), the parties are amending and restating the Original Pledge and Security Agreement for the purpose of, among other things,
(i) confirming the grant of the lien and security interest made thereby and (ii) providing that the Noteholder Collateral (as herein defined) provided for therein shall also secure the full, prompt and complete payment and performance when due of the New Notes Obligations (as herein defined);

         WHEREAS, reference is made to those certain Subsidiary Guaranties, dated as of even date herewith (collectively the "Subsidiary Guaranties"), by each of the Guaranteeing Subsidiaries in favor of the Amended Noteholders and the New Noteholders, respectively, and (ii) those certain Subsidiary Pledge and Security Agreements, dated as of even date herewith (collectively the "Subsidiary Pledge and Security Agreements"), by and among each of the Guaranteeing Subsidiaries and the Collateral Agent;

         WHEREAS, the Amended Pledge and Security Agreement and the Subsidiary Pledge and Security Agreements provide that the ranking and priority of the security interests and liens granted thereunder shall be governed in accordance with the provisions set forth herein; and

         WHEREAS, in connection with the Amended Pledge and Security Agreement and the Subsidiary Pledge and Security Agreements, the parties wish to amend and restate the Original Intercreditor Agreement.

         NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby amend and restate the Original Intercreditor Agreement as set forth herein and agree as follows:

         SECTION 1 Definitions.

         1.1 Definitions. Terms used but not otherwise defined herein shall have the meanings provided in the Purchase Agreement. As used herein:

         "Amended Noteholders" means the Purchasers and the other holders from time to time of the Amended Notes.

         "Amended Notes Guaranty Obligations" means the obligations of the Guaranteeing Subsidiaries under the Subsidiary Guaranties in favor of the Amended Noteholders.

         "Amended Notes Obligations" has the meaning given to it in the Amended Pledge and Security Agreement.

         "Bankruptcy Code" means the United States Bankruptcy Code.

         "Bankruptcy Event" means any voluntary or involuntary bankruptcy, insolvency, receivership or other statutory or common law proceeding or arrangement involving the Company or any Guaranteeing Subsidiary or the readjustment of its liabilities or any assignment for the benefit of its creditors or any marshalling of its assets or liabilities.

         "Event of Default" has the meaning given to it in the Amended Notes or the New Notes.

         "New Notes Guaranty Obligations" means the obligations of the Guaranteeing Subsidiaries under the Subsidiary Guaranties in favor of the New Noteholders.

         "New Notes Obligations" has the meaning given to it in the Amended Pledge and Security Agreement.

         "Noteholder Collateral" means "Collateral," as defined in the Noteholder Collateral Documents.

         "Noteholder Collateral Documents" means the Amended Pledge and Security Agreement, the Subsidiary Pledge and Security Agreements, any intellectual property security agreement and any and all other security agreements, pledge agreements, deeds of trust, security deeds and like instruments establishing or otherwise giving effect to the liens on and security interests in the Noteholder Collateral, including Uniform Commercial Code financing statements and notice filings in respect of intellectual property, in each case as amended or modified.

         "Noteholders" means collectively the Amended Noteholders and the New Noteholders.

         "Requisite Holders" has the meaning given to it in the Amended Pledge and Security Agreement.

         "SVB Agreements" means collectively the following (as the same have been previously modified or amended and as the same may hereafter be modified or amended from time to time): (a) the Loan and Security Agreement, dated as of December 27, 2002 and as amended on March 18, 2003, between SVB and the Company;
(b) the Intellectual Property Security Agreement, dated as of December 27, 2002, between SVB and the Company; (c) the Letter Agreement, dated June 13, 2003, between SVB and the Company; (d) the Accounts Receivable Financing Agreement, dated as of June 13, 2003, between SVB and the Company; (e) the Temporary Overadvance Agreement, dated as of June 23, 2003, between SVB and the Company;
(f) all present and future documents, instruments and agreements relating to the foregoing and (g) all schedules, exhibits and annexes attached to the foregoing.

         "SVB Collateral" means the SVB Parent Collateral and the SVB Subsidiary Collateral.

         "SVB Obligations" means all present and future indebtedness, liabilities, guarantees and other obligations of the Company or any Guaranteeing Subsidiary to SVB, including without limitation, those relating to cash management services, letters of credit and foreign exchange contracts, and interest accruing before or after any bankruptcy or insolvency proceeding is commenced by or against the Company or any Guaranteeing Subsidiary, as the case may be, provided, that the aggregate principal amount thereof does not exceed $20,000,000.

         "SVB Parent Collateral" means "Collateral," as defined in the SVB Agreements, including without limitation the assets described on Exhibit A hereto.

         "SVB Subsidiary Agreements" means collectively the following (as the same may have been previously modified or amended and as the same may hereafter be modified or amended from time to time): (a) the Continuing Guaranty, dated December 27, 2002, by the Guaranteeing Subsidiaries in favor of SVB; (b) the Security Agreement, dated December 27, 2002, between the Guaranteeing Subsidiaries and SVB; and (c) the Intellectual Property Security Agreement, dated as of December 27, 2002, between the Guaranteeing Subsidiaries and SVB.

         "SVB Subsidiary Collateral" means the collateral described in the SVB Subsidiary Security Agreement, including without limitation, the assets set forth in Exhibit B attached hereto.

         "SVB Subsidiary Security Agreement" means the Security Agreement, dated December 27, 2002, between each of the Guaranteeing Subsidiaries and SVB and all future amendments and supplements thereto.

         SECTION 2 Priority Provisions and Consent.

         2.1 Priority. (a) The parties hereto agree that, as between SVB, on the one hand, and the Collateral Agent and the Noteholders, on the other hand, and as between the Amended Noteholders, on the one hand, and the New Noteholders, on the other hand:

                  (i) the security interests and liens of SVB in the SVB Collateral shall be first priority security interests and liens;

                  (ii) the security interests and liens of the Collateral Agent, on behalf of the New Noteholders, in the SVB Collateral to secure the New Notes Obligations shall be junior and subordinate to the security interests and liens therein of SVB;

                  (iii) the security interests and liens of the Collateral Agent, on behalf of the Amended Noteholders, in the SVB Collateral to secure the Amended Notes Obligations shall be junior and subordinate, first, to the security interests and liens therein of SVB and, second, to the security interests and liens therein granted to the Collateral Agent, on behalf of the New Noteholders, to secure the performance and payment of the New Notes Obligations; and

                  (iv) the provisions of clauses (i), (ii) and (iii) above shall be effective regardless of the times or order of issuance or incurrence of any of the obligations referred to in this Section 2.1
         (a) , or the times of creation, attachment or perfection of any of such security interests and liens or of the order of execution of any agreements or instruments relating thereto or of the order of filing or recording of any financing statement, notice of lien or other document with respect thereto.

         (b) The parties hereto agree that, as between SVB, on the one hand, and the Collateral Agent and the Noteholders, on the other hand, and as between the Amended Noteholders, on the one hand, and the New Noteholders, on the other hand:

                  (i) the security interests and liens of SVB in the SVB Subsidiary Collateral shall be first priority security interests and liens;

                  (ii) the security interests and liens of the Collateral Agent, on behalf of the New Noteholders, in the SVB Subsidiary Collateral to secure the New Notes Guaranty Obligations shall be junior and subordinate to the security interests and liens therein of SVB;

                  (iii) the security interests and liens of the Collateral Agent, on behalf of the Amended Noteholders, in the SVB Subsidiary Collateral to secure the Amended Notes Guaranty Obligations shall be junior and subordinate, first, to the security interests and liens therein of SVB and, second, to the security interests and liens therein granted to the Collateral Agent, on behalf of the New Noteholders, to secure the performance and payment of the New Notes Guaranty Obligations; and

                  (iv) the provisions of clauses (i), (ii) and (iii) above shall be effective regardless of the times or order of issuance or incurrence of any of the obligations referred to in this Section 2.1(b), or the times of creation, attachment or perfection of any of such security interests and liens or of the order of execution of any agreements or instruments relating thereto or of the order of filing or recording of any financing statement, notice of lien or other document with respect thereto.

         (c) SVB hereby consents to: (i) the issuance of the Notes by the Company to the Noteholders; (ii) the issuance of the Preferred Stock upon exchange of the Notes; (iii) the issuance of the Warrants; (iv) the issuance of the Common Stock issuable upon the conversion of the Preferred Stock and upon exercise of the Warrants; (v) the execution and delivery of the Subsidiary Guaranties; and (vi) the creation and grant of the security interests in and liens on the Noteholder Collateral to the Collateral Agent, on behalf of Noteholders, pursuant to the Loan Documents.

         2.2      Proceeds of SVB Collateral. Without limiting the provisions of
Section 2.3 hereof, any amounts received by the Collateral Agent or any Noteholder on or as a result of any exercise of remedies under the Noteholder Collateral Documents with respect to, or otherwise from the proceeds of a sale or transfer or other disposition of, the SVB Collateral, or otherwise, shall be paid over to SVB for application to the SVB Obligations in the manner provided in the SVB Agreements or the SVB Subsidiary Agreements, as the case may be.

         2.3 Limitations on Rights and Remedies. Neither the Collateral Agent nor any Noteholder shall be entitled to exercise any rights or remedies with respect to the SVB Collateral, including any right to (a) enforce any liens thereon or sell or otherwise foreclose on any portion of the SVB Collateral or
(b) request any action, institute proceedings, give any instructions, make any election, give any notice to account debtors or make collections with respect to any portion of the SVB Collateral. The Collateral Agent will execute and deliver any and all releases and other documents that SVB may reasonably request to give effect to any such sale of or foreclosure upon SVB Collateral (subject to the rights of the Collateral Agent and the

Noteholders to any SVB Collateral or proceeds thereof if such sale or foreclosure shall result in a termination of this Agreement as to SVB pursuant to Section 4.4 hereof).

         2.4 No Other Beneficiaries of Lien Subordination. This Agreement and the provisions contained herein are intended only for the benefit of SVB and, to the extent provided in Section 2.1 or Section 4.4 hereof, the New Noteholders, and not for the benefit of the Company or the Guaranteeing Subsidiaries or any other creditor of the Company. Neither the Company nor any Guaranteeing Subsidiary will publish or give to any creditor or prospective creditor of the Company any copy, statement or summary (or acquiesce in the publication or giving of any such copy, statement or summary) as to the subordination hereunder of the lien rights of the Collateral Agent, on behalf of the Noteholders, relative to the lien rights of SVB, without also stating or causing to be stated (in a conspicuous manner in the case of any document) that such subordination is solely for the benefit of SVB and not for the benefit of any other creditor of the Company or the Company.

         2.5 Rights of SVB Not to be Impaired. No right of SVB to enforce the provisions hereof shall at any time in any way be prejudiced or impaired by any act or omission in good faith by SVB or by any noncompliance by any other party to this Agreement with the terms and provisions hereof or of any documents or instruments relating to the SVB Obligations, regardless of any knowledge thereof that SVB may have or otherwise be charged with.

         2.6 Waivers. SVB shall not have any liability or duty of any kind to the Collateral Agent or the Noteholders with respect to the SVB Collateral, except as set forth in this Agreement. The Collateral Agent and the Noteholders hereby waive and release any claim that any of them may now or hereafter have against SVB arising out of any and all actions which it, in good faith, takes or omits to take with respect to the SVB Collateral, including (a) actions with respect to the creation, perfection or continuation of liens on or security interests in such Collateral, (b) actions with respect to the foreclosure upon, sale, release or disposition of, or failure to realize upon, any of such Collateral or (c) any other action with respect to the enforcement of any provision with respect to the SVB Collateral or the valuation, use, protection or disposition of such Collateral. Notwithstanding the foregoing, SVB shall give the Collateral Agent reasonable prior notice of any foreclosure upon or disposition of any SVB Collateral by SVB.

         2.7 Remedies. The rights and remedies of SVB under the SVB Agreements and the SVB Subsidiary Agreements shall be cumulative and not exclusive of any rights or remedies which it would otherwise have. No failure or delay by SVB in exercising any such right shall operate as a waiver of such right, nor shall any partial or single exercise of any such right preclude its other or further exercise or the exercise of any other right.

         2.8 SVB's Rights. This is a continuing agreement of subordination of Collateral Agent's and the Noteholders' security interests, and SVB may continue, without notice to the Collateral Agent and the Noteholders, to extend credit or other accommodations or benefits, and loan monies, to or for the account of the Company in reliance hereon. SVB may at any time, in its discretion, renew or extend the time of payment of all or any SVB Obligations, amend or modify the SVB Obligations and any terms or provisions thereof (including without limitation the rate of interest thereon) or of any agreement securing the same or otherwise relating thereto, waive or release any SVB Collateral which may be held therefor at any time, and make and enter into any such agreement or agreements as SVB may deem proper or desirable relating to the SVB Obligations, without notice to or further consent from the Collateral Agent and the Noteholders; provided, however, that the aggregate principal amount of the SVB Obligations shall not exceed $20,000,000 (plus interest and reasonable costs, fees and expenses, including without limitation reasonable attorneys fees) without the consent of the Collateral Agent. The Collateral Agent and the Noteholders waive notice of acceptance hereof, notice of the creation of any SVB Obligations, the giving or extension of any credit by SVB to the Company, or the taking, waiving or releasing of any security therefor, or the making of any modifications to any SVB Agreements (except as provided in the second sentence of this Section 2.8), and the Collateral Agent and the Noteholders waive presentment, demand, protest, notice of protest, notice of default, and all other notices to which the Collateral Agent and the Noteholders might otherwise be entitled, except as herein expressly set forth.

         2.9 Agreement Not to Transfer Notes Without Consent. Each Noteholder agrees that it will not transfer any Note held by it (other than to transfer any Note to the Company for cancellation or to be exchanged for Preferred Stock) without causing the transferee or assignee to execute a written acknowledgment accepting the terms and conditions of this Agreement.

         2.10 Receipt in Trust. In the event that, notwithstanding the foregoing, any payment shall be made to the Collateral Agent or a Noteholder that is not permitted by Section 2.2 hereof, such payment shall be received and held in trust for SVB and shall be paid over and delivered forthwith to SVB or its representative for application to the SVB Obligations in the manner provided in the SVB Agreements; provided, further that as to any payments to which SVB is not entitled, such payments shall be received and held in trust for the New Noteholders and, if received by or on behalf of any of the Amended Noteholders, shall be paid over and delivered forthwith to the New Noteholders or any representative designated by a New Noteholder for application to the New Notes Obligations in the manner provided in the Loan Documents.

         2.11 Company Agreement. The Company agrees that any Event of Default shall constitute a default and an event of default under the SVB Agreements.

         SECTION 3 Intercreditor Arrangements in Bankruptcy.

         (a) This Agreement shall remain in full force and effect and enforceable pursuant to its terms in accordance with Section 510(a) of the Bankruptcy Code, and all references herein to the Company or any Guaranteeing Subsidiary shall be deemed to apply to such entity as debtor in possession and to any trustee in bankruptcy for the estate of such entity.

         (b) Except as otherwise specifically permitted in this Section 3, until the SVB Obligations have been paid in full and all financing commitments under the SVB Agreements have expired or been terminated, the Collateral Agent will not assert, without the written consent of SVB, any claim, motion or objection in respect of the SVB Collateral or the Noteholder Collateral in connection with any Bankruptcy Event (other than a claim or assertion that SVB has acted in bad faith or in violation of law) which could otherwise be asserted or raised in connection with such Bankruptcy Event by the Collateral Agent or a Noteholder as a creditor of the Company or such Guaranteeing Subsidiary, as the case may be, including without limitation any claim, motion or objection seeking or opposing adequate protection or relief from the automatic stay in respect of the SVB Collateral or the Noteholder Collateral.

         (c) Without limiting the generality of the foregoing, the Collateral Agent agrees that if a Bankruptcy Event occurs, (i) SVB may consent to the use of cash collateral on such terms and conditions and in such amounts as it shall in good faith determine without seeking or obtaining the consent of the Collateral Agent or the Noteholders as holders of an interest in the Noteholder Collateral; (ii) SVB may provide postpetition financing for the Company or any Guaranteeing Subsidiary pursuant to Section 364 of the Bankruptcy Code or other applicable law and on such terms and conditions and in such amounts as it shall in good faith determine without seeking or obtaining the consent of the Collateral Agent or the Noteholders as holders of an interest in the Noteholder Collateral, and neither the Collateral Agent nor the Noteholders shall oppose such financing; (iii) neither the Collateral Agent nor the Noteholders shall oppose the Company's use of cash collateral on the basis that their interest in the Noteholder Collateral is impaired by such use or inadequately protected by such use to the extent such use has been approved by SVB in good faith; and (iv) neither the Collateral Agent nor the Noteholders shall oppose any sale or other disposition of any assets comprising part of the Noteholder Collateral free and clear of security interests and liens of any party, including the Noteholders, under Section 363 of the Bankruptcy Code on the basis that the interest of the Noteholders in the Noteholder Collateral is impaired by such sale or inadequately protected as a result of such sale if SVB has consented in good faith to such sale or disposition of such assets.

         (d) The Collateral Agent agrees that it will not initiate or prosecute any claim, action or other proceeding (i) challenging the validity or enforceability of the SVB Agreements or the SVB Subsidiary Agreements, (ii) challenging the validity, enforceability or unavoidability of any claim of SVB with respect to the SVB Collateral, (iii) challenging the perfection, enforceability or unavoidability of any liens securing the SVB Collateral or
(iv) asserting any such claims which the Company or any Guaranteeing Subsidiary may hold with respect to SVB or the SVB Obligations.

         (e) To the extent that SVB receives payments or transfers on the SVB Obligations or proceeds of the SVB Collateral which are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy or other applicable law, then, to the extent of such payment or proceeds received, the SVB Obligations, or part thereof, intended to be satisfied shall be revived and continue in full force and effect enjoying all rights and benefits of this Agreement as if such payments or proceeds had not been received by SVB.

         (f) Notwithstanding any other provision of this Section 3, the Collateral Agent and each Noteholder shall be entitled to file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any person objecting to or otherwise seeking the disallowance of the claims of the Noteholders, including without limitation any claims secured by the Noteholder Collateral, or challenging the perfection, enforceability or unavoidability of any liens securing the Noteholder Collateral.

         SECTION 4 Miscellaneous.

         4.1 Successors. This Agreement is being entered into for the benefit of SVB, the Collateral Agent and the Noteholders and shall be binding upon all of the parties hereto.

         4.2 Further Assurances. The Company, each Guaranteeing Subsidiary and the Collateral Agent will, at the Company's expense, and at any time and from time to time, promptly execute and deliver all further instruments and documents, and take all further action, that SVB may reasonably request in order to perfect or otherwise protect any right or interest granted or purported to be granted hereby or to enable SVB to exercise and enforce its rights and remedies hereunder. The Company, each Guaranteeing Subsidiary and SVB will, at the Company's expense and as soon as practical after the payment in full of the SVB Obligations and expiration or termination of the financing commitments under the SVB Agreements, promptly execute, deliver and file any and all further instruments and documents necessary to evidence the termination of the liens granted under the SVB Agreements or the SVB Subsidiary Agreements.

         4.3      Notices; Amendments etc.

         (a) All notices, requests and demands to or upon the parties to this Agreement to be effective shall be in writing (including by facsimile or telecopy transmission) and shall be deemed to have been duly given or made (i) when delivered by hand or (ii) three business days after being deposited in the mail, postage prepaid or (iii) one business day after being sent by priority overnight mail with an internationally recognized overnight delivery carrier or
(iv) if by telecopy or facsimile, when received, at the addresses or transmission numbers for notices set forth as follows or to such other address or transmission number as may be hereafter notified in writing by the respective parties hereto:

         SVB:                               SILICON VALLEY BANK
                                            2400 Geng Road
                                            Suite 200, Palo Alto CA  94303
                                            Attention:  Maria Fischer Leaf
                                            Facsimile:  (650) 320-0016

         COLLATERAL AGENT AND               C/O WARBURG PINCUS PRIVATE EQUITY
         NOTEHOLDERS:                       VIII, L.P.
                                            466 Lexington Avenue
                                            New York, New York 10017
                                            Attention:  Larry Bettino
                                            Facsimile:  (212) 878-9361

         COMPANY AND GUARANTEEING           PROXIM CORPORATION
         SUBSIDIARIES:                      935 Stewart Drive
                                            Sunnyvale, CA  94085
                                            Attention:  Chief Financial Officer
                                            Facsimile:  (408) 731-3680

         (b) This Agreement may be amended and the terms hereof may be waived only with the written consent of each of SVB and the Collateral Agent, which may act on behalf of the

Noteholders with the consent of the Requisite Holders pursuant to Section 10.2 of the Amended Pledge and Security Agreement, and, in the case of any such amendment or waiver that would adversely affect the Company or any Guaranteeing Subsidiary, the Company.

         4.4 Termination. This Agreement shall terminate, as to SVB, upon payment in full of the SVB Obligations and expiration or termination of the financing commitments under the SVB Agreements. Upon such termination, the provisions of this Agreement shall continue in effect for the benefit of the New Noteholders and the Collateral Agent, acting for the New Noteholders, to the same extent, as nearly as may be practicable, as if the Collateral Agent, acting for the New Noteholders, were the party identified as SVB for purposes of the relevant provisions hereof.

         4.5 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction, shall, as to such jurisdiction, be ineffective to the extent of such prohibition or invalidity without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

         4.6 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

         4.7 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA. At SVB's option, all actions and proceedings, to which SVB is a party, based upon, arising out of or relating to, this Agreement shall be litigated exclusively in courts located within Santa Clara County, California, and the Collateral Agent consents to the jurisdiction of any such court and consents to the service of process in any such action or proceeding by personal delivery, first-class mail, or any other method permitted by law, and waives any and all rights to transfer or change the venue of any such action or proceeding to any court located outside Santa Clara County, California.

         4.8 Counterparts. This Agreement may be executed in any number of counterparts (including by facsimile), and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute one agreement.

               [Remainder of this page intentionally left blank.]

         IN WITNESS WHEREOF, the undersigned have entered into this Agreement as of the date shown above.

                               SILICON VALLEY BANK

                               By:  /s/  Maria Fischer Leaf
                                    --------------------------------------------
                                    Name:  Maria Fischer Leaf
                                    Title: Senior Vice President


                               WARBURG PINCUS PRIVATE EQUITY VIII, L.P., as Collateral Agent

                               By:  Warburg, Pincus & Co.
                                    its General Partner

                               By:  /s/  Jeffrey A. Harris
                                    --------------------------------------------
                                    Name:  Jeffrey A. Harris
                                    Title: Partner


                              PROXIM CORPORATION

                              By:   /s/  Franco Plastina
                                    --------------------------------------------
                                    Name:  Franco Plastina
                                    Title: President and Chief Executive Officer


       Signature Page to the Amended and Restated Intercreditor Agreement

                               PROXIM WIRELESS NETWORKS, INC.

                               By:  /s/  Franco Plastina
                                    --------------------------------------------
                                    Name:  Franco Plastina
                                    Title: President and Chief Executive Officer

                               WIRELESSHOME CORPORATION

                               By   /s/  Franco Plastina
                                    --------------------------------------------
                                    Name:  : Franco Plastina
                                    Title: President and Chief Executive Officer

                               PROXIM INTERNATIONAL HOLDINGS, INC.

                               By   /s/  Franco Plastina
                                    --------------------------------------------
                                    Name:  Franco Plastina
                                    Title: President and Chief Executive Officer


       Signature Page to the Amended and Restated Intercreditor Agreement

                                  EXHIBIT "A"

         All right, title and interest of Company in and to the following, whether now owned or hereafter arising or acquired and wherever located: all Accounts; all Inventory; all Equipment; all Deposit Accounts; all General Intangibles (including without limitation all Intellectual Property); all Investment Property; all Other Property; and any and all claims, rights and interests in any of the above, and all guaranties and security for any of the above, and all substitutions and replacements for, additions, accessions, attachments, accessories, and improvements to, and proceeds (including proceeds of any insurance policies, proceeds of proceeds and claims against third parties) of, all of the above, and all Company's books relating to any of the above.

         As used above in this Exhibit A, the following terms have the following meanings:

         "Accounts" means all present and future "accounts" as defined in the California Uniform Commercial Code in effect on the date hereof with such additions to such term as may hereafter be made, and includes without limitation all accounts receivable and other sums owing to Company.

         "Deposit Accounts" means all present and future "deposit accounts" as defined in the California Uniform Commercial Code in effect on the date hereof with such additions to such term as may hereafter be made, and includes without limitation all general and special bank accounts, demand accounts, checking accounts, savings accounts and certificates of deposit.

         "Equipment" means all present and future "equipment" as defined in the California Uniform Commercial Code in effect on the date hereof with such additions to such term as may hereafter be made, and includes without limitation all machinery, fixtures, goods, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing.

         "General Intangibles" means all present and future "general intangibles" as defined in the California Uniform Commercial Code in effect on the date hereof with such additions to such term as may hereafter be made, and includes without limitation all Intellectual Property, payment intangibles, royalties, contract rights, goodwill, franchise agreements, purchase orders, customer lists, route lists, telephone numbers, domain names, claims, income tax refunds, security and other deposits, options to purchase or sell real or personal property, rights in all litigation presently or hereafter pending (whether in contract, tort or otherwise), insurance policies (including without limitation key man, property damage, and business interruption insurance), payments of insurance and rights to payment of any kind.

         "Intellectual Property" means all present and future (a) copyrights, copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work thereof, whether published or unpublished, (b) trade secret rights, including all rights to unpatented inventions and know-how, and confidential information; (c) mask work or similar rights available for the protection of semiconductor chips; (d) patents, patent applications and like protections including without limitation improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same; (e) trademarks, servicemarks, trade styles, and trade names, whether or not any of the foregoing are registered, and all applications to register and registrations of the same and like protections, and the entire goodwill of the business of Company connected with and symbolized by any such trademarks; (f) computer software and computer software products; (g) designs and design rights; (h) technology; (i) all claims for damages by way of past, present and future infringement of any of the rights included above; (j) all licenses or other rights to use any property or rights of a type described above.

         "Inventory" means all present and future "inventory" as defined in the California Uniform Commercial Code in effect on the date hereof with such additions to such term as may hereafter be made, and includes without limitation all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products, including without limitation such inventory as is temporarily out of Company's custody or possession or in transit and including any returned goods and any documents of title representing any of the above.

         "Investment Property" means all present and future investment property, securities, stocks, bonds, debentures, debt securities, partnership interests, limited liability company interests, options, security entitlements, securities accounts, commodity contracts, commodity accounts, and all financial assets held in any securities account or otherwise, wherever located, and all other securities of every kind, whether certificated or uncertificated.

         "Other Property" means the following as defined in the California Uniform Commercial Code in effect on the date hereof with such additions to such term as may hereafter be made, and all rights relating thereto: all present and future "commercial tort claims", "documents", "instruments", "promissory notes", "chattel paper", "letters of credit", "letter-of-credit rights", "fixtures", "farm products" and "money"; and all other goods and personal property of every kind, tangible and intangible, whether or not governed by the California Uniform Commercial Code.

                                  EXHIBIT "B"


         All right, title and interest of the Guaranteeing Subsidiaries in and to the following, whether now owned or hereafter arising or acquired and wherever located: all Accounts; all Inventory; all Equipment; all Deposit Accounts; all General Intangibles (including without limitation all Intellectual Property); all Investment Property; all Other Property; and any and all claims, rights and interests in any of the above, and all guaranties and security for any of the above, and all substitutions and replacements for, additions, accessions, attachments, accessories, and improvements to, and proceeds (including proceeds of any insurance policies, proceeds of proceeds and claims against third parties) of, all of the above, and all of the Guaranteeing Subsidiaries' books relating to any of the above.

         As used above in this Exhibit B, the following terms have the following meanings:

         "Accounts" means all present and future "accounts" as defined in the California Uniform Commercial Code in effect on the date hereof with such additions to such term as may hereafter be made, and includes without limitation all accounts receivable and other sums owing to the Guaranteeing Subsidiaries.

         "Deposit Accounts" means all present and future "deposit accounts" as defined in the California Uniform Commercial Code in effect on the date hereof with such additions to such term as may hereafter be made, and includes without limitation all general and special bank accounts, demand accounts, checking accounts, savings accounts and certificates of deposit.

         "Equipment" means all present and future "equipment" as defined in the California Uniform Commercial Code in effect on the date hereof with such additions to such term as may hereafter be made, and includes without limitation all machinery, fixtures, goods, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing.

         "General Intangibles" means all present and future "general intangibles" as defined in the California Uniform Commercial Code in effect on the date hereof with such additions to such term as may hereafter be made, and includes without limitation all Intellectual Property, payment intangibles, royalties, contract rights, goodwill, franchise agreements, purchase orders, customer lists, route lists, telephone numbers, domain names, claims, income tax refunds, security and other deposits, options to purchase or sell real or personal property, rights in all litigation presently or hereafter pending (whether in contract, tort or otherwise), insurance policies (including without limitation key man, property damage, and business interruption insurance), payments of insurance and rights to payment of any kind.

         "Intellectual Property" means all present and future (a) copyrights, copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work thereof, whether published or unpublished, (b) trade secret rights, including all rights to unpatented inventions and know-how, and confidential information; (c) mask work or similar rights available for the protection of semiconductor chips; (d) patents, patent applications and like protections including without limitation improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same; (e) trademarks, servicemarks, trade styles, and trade names, whether or not any of the foregoing are registered, and all applications to register and registrations of the same and like protections, and the entire goodwill of the business of Guaranteeing Subsidiaries connected with and symbolized by any such trademarks; (f) computer software and computer software products;
(g) designs and design rights; (h) technology; (i) all claims for damages by way of past, present and future infringement of any of the rights included above;
(j) all licenses or other rights to use any property or rights of a type described above.

         "Inventory" means all present and future "inventory" as defined in the California Uniform Commercial Code in effect on the date hereof with such additions to such term as may hereafter be made, and includes without limitation all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products, including without limitation such inventory as is temporarily out of Guaranteeing Subsidiaries' custody or possession or in transit and including any returned goods and any documents of title representing any of the above.

         "Investment Property" means all present and future investment property, securities, stocks, bonds, debentures, debt securities, partnership interests, limited liability company interests, options, security entitlements, securities accounts, commodity contracts, commodity accounts, and all financial assets held in any securities account or otherwise, wherever located, and all other securities of every kind, whether certificated or uncertificated.

         "Other Property" means the following as defined in the California Uniform Commercial Code in effect on the date hereof with such additions to such term as may hereafter be made, and all rights relating thereto: all present and future "commercial tort claims", "documents", "instruments", "promissory notes", "chattel paper", "letters of credit", "letter-of-credit rights", "fixtures", "farm products" and "money"; and all other goods and personal property of every kind, tangible and intangible, whether or not governed by the California Uniform Commercial Code.